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                           SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Definitive Proxy Statement
[X]Definitive Additional Materials
[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                         DEAN WITTER, DISCOVER & CO.
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               (Name of Registrant as Specified In Its Charter)


                         DEAN WITTER, DISCOVER & CO.
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                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]No fee required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


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  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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DEAN WITTER, DISCOVER & CO.

                                                                 April 28, 1997

Philip J. Purcell
Chairman and Chief Executive Officer

 Dear Employee Shareholder:

 We recently sent you proxy material to your home for the proposed merger of Dean Witter, Discover & Co. and Morgan Stanley Group Inc.

 YOUR BOARD OF DIRECTORS AND MANAGEMENT TEAM STRONGLY RECOMMEND THAT DEAN WITTER DISCOVER SHAREHOLDERS VOTE FOR THE MERGER.

 We believe the merger will benefit shareholders, customers and employees. It will create a preeminent global financial services firm based on powerful franchises and complementary strengths. The merger will combine Morgan Stanley's strengths in the origination of quality underwritten public offerings, investment banking and institutional sales and trading with Dean Witter Discover's strengths in providing investment and asset management services and quality consumer credit products to its customers.

 As I've said to you several times since the merger announcement, I believe the merger is great news for employees. The major organizational issues have now been resolved and as we look to the future, our focus is growth.

 WE NEED YOUR SUPPORT AND YOUR VOTE. Because approval of the merger requires the affirmative vote of a majority of all outstanding shares, your vote is extremely important.

 You may hold the Dean Witter Discover shares you own in various accounts, through employee plans and in certificates. Soon you will receive in the mail proxy cards for your shares. TO VOTE ALL YOUR SHARES, PLEASE SIGN, DATE AND RETURN ALL OF YOUR PROXY CARDS IN THE POSTAGE PAID ENVELOPES PROVIDED TO YOU.

 Your Board of Directors believes the proposed merger is in your best interests and unanimously recommends that you vote FOR the merger.

 We appreciate your support.

 Sincerely,

 /s/ Philip J. Purcell
 Philip J. Purcell
 Chairman of the Board
 and Chief Executive Officer

  If you have any questions, or you need additional proxy material, please call our special toll-free number, 1-888-2WITTER, to reach a representative of Georgeson & Company Inc., whose employees are assisting us with this proxy.

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